Risks and Concentration	6 Months Ended
Jun. 30, 2023
Risks and Concentration [Abstract]
RISKS AND CONCENTRATION
3.	RISKS AND CONCENTRATION

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the Peoples Bank of China, controls the conversion of RMB into other currencies. The value of the RMB is subject to changes in central government policies, international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The Group’s cash and cash equivalents denominated in RMB amounted to RMB48,800 and RMB57,458 as of December 31, 2022 and June 30, 2023, respectively.

Concentration risks

Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents and short-term investments. As of December 31, 2022 and June 30, 2023, substantially all of the Group’s cash and cash equivalents and short-term investments were deposited in financial institutions located in the PRC. There is one customer individually represent 16.1% of total net revenue for the six months ended June 30, 2022. There are two customers individually represent 21.7% and 21.1% of total net revenue for the six months ended June 30, 2023.

There are two and one customers individually represent greater than 10% of total accounts receivable for the six months ended June 30, 2022 and 2023, respectively. Their aggregated percentage to total accounts receivable is 33.3% and 17.5% as of June 30, 2022 and 2023, respectively.

There is nil and one supplier that individually represent greater than 10% of the total cost of revenue (excluding impairment loss) for the six months ended June 30, 2022 and 2023.